Exhibit 21.1

HYATT HOTELS CORPORATION

SUBSIDIARIES OF THE REGISTRANT

Name	Jurisdiction of Incorporation or Organization

1379919 ALBERTA INC.	Alberta, Canada

319168 ONTARIO LTD.	Ontario, Canada

3385434 CANADA INC.	Canada

AIC HOLDING CO.	Delaware

AMERISUITES FRANCHISING L.L.C.	Delaware

ARANCIA LIMITED	Hong Kong (PRC)

ARUBA BEACHFRONT RESORTS LIMITED PARTNERSHIP	Illinois

ARUBA BEACHFRONT RESORT N.V.	Aruba

ASIA HOSPITALITY, INC.	Cayman Islands

ASIA HOSPITALITY INVESTORS B.V.	Netherlands

ASIAN HOTEL N.V.	Netherlands Antilles

ATRIUM HOTEL, L.L.C	Delaware

BAKU HOTEL COMPANY	Azerbaijan

BAKU HOTEL COMPANY	Cayman Islands

BAY II INVESTOR, INC.	Nevada

BEACH HOUSE DEVELOPMENT PARTNERSHIP	Florida

BOSTON HOTEL COMPANY, L.L.C.	Delaware

BRE/AMERISUITES PROPERTIES L.L.C.	Delaware

BRE/AMERISUITES TXNC GP L.L.C.	Delaware

BRE/AMERISUITES TXNC PROPERTIES L.P.	Delaware

BURVAN HOTEL ASSOCIATES	Ontario, Canada

CDP GP, INC.	Delaware

CDP INVESTORS, L.P.	Delaware

CERROMAR DEVELOPMENT PARTNERS GP, INC.	Delaware

CERROMAR DEVELOPMENT PARTNERS L.P., S.E.	Delaware

CHESAPEAKE COMMUNITIES, LLC	Maryland

CHESAPEAKE RESORT, LLC	Maryland

COAST BEACH, L.L.C.	Delaware

COMPAGNIE HOTELIERE DE LAGON BLEU	Papeete French Polynesia

CPM SEATTLE HOTELS, L.L.C.	Washington

CTR INTEREST HOLDCO, INC.	Delaware

DALLAS REGENCY, LLC	Texas

FAN PIER LAND COMPANY	Delaware

FAR EAST HOTELS, INC.	Bahamas

G.E.H. PROPERTIES LIMITED	United Kingdom

GAINEY DRIVE ASSOCIATES	Arizona

GALAXY AEROSPACE COMPANY, LLC	Delaware

GHE HOLDINGS LIMITED	Hong Kong (PRC)

GRAND HYATT BERLIN GMBH	Germany

GRAND HYATT DFW BEVERAGE, LLC	Texas

GRAND HYATT SAN ANTONIO, L.L.C.	Delaware

GRAND HYATT SF, L.L.C.	Delaware

GRAND RIVERWALK BEVERAGE, LLC	Texas

GRAND TORONTO CORP.	Delaware

GRAND TORONTO VENTURE, L.P.	Delaware

GREENWICH HOTEL LIMITED PARTNERSHIP	Connecticut

H.E. BERMUDA, L.L.C.	Delaware

H.E. CAP CANA, L.L.C.	Delaware

H.E. DFW, L.P.	Delaware

H.E. GRAND CYPRESS, L.L.C.	Delaware

H.E. NEWPORT, L.L.C.	Delaware

H.E. ORLANDO, L.L.C.	Delaware

H.E. PROPERTIES, INC.	Delaware

H.E. PROPERTIES, L.L.C.	Delaware

H.E. SAN ANTONIO, L.L.C.	Delaware

H.E. SAN ANTONIO I, L.L.C.	Delaware

H.E. SARP, L.P.	Delaware

HCG CORPORATION	Delaware

HCV CINCINNATI HOTEL, INC.	Delaware

HDG ASSOCIATES	Illinois

HE-SEATTLE, L.L.C.	Delaware

HE-SEATTLE TWO, L.L.C.	Delaware

HGP (TRAVEL) LIMITED	Hong Kong (PRC)

HI HOLDINGS (SWITZERLAND) GMBH	Switzerland

HI HOLDINGS CYPRUS LIMITED	Cyprus

HI HOLDINGS CYPRUS-INDIA LIMITED	Cyprus

HI HOLDINGS KYOTO CO.	Delaware

HI HOLDINGS LUXEMBOURG S.A.R.L.	Luxembourg

HI HOLDINGS RIO S.A.R.L.	Luxembourg

HI HOLDINGS ZURICH S.A.R.L.	Luxembourg

HI HOTEL ADVISORY SERVICES GMBH	Switzerland

HI HOTEL INVESTORS CYPRUS LIMITED	Cyprus

HIGHLANDS INN INVESTORS II, L.P.	Delaware

HIGHLANDS INN WASTEWATER TREATMENT PLANT ASSOCIATION, INC.	California

HIHCL AMSTERDAM B.V.	Netherlands

HOTEL EQUITIES LUXEMBOURG S.A.R.L.	Luxembourg

HOTEL INVESTORS I, INC.	Luxembourg

HOTEL INVESTORS II, INC.	Cayman Islands

HOTEL PROJECT SYSTEMS PTE LTD	Singapore

HP BEVERAGE SUGAR LAND, LLC	Texas

HP DALLAS CLUB	Texas

HP INDIA HOLDINGS LIMITED	Mauritius

HP LAS VEGAS BEVERAGE, L.L.C.	Nevada

HP PUERTO RICO, L.L.C.	Delaware

HP ROUTE 46 TEXAS, LLC	Texas

HP TEN TEXAS, LLC	Texas

HQ CHESAPEAKE, LLC	Maryland

HRHC, LLC	Texas

HT-AUSTIN RESORT, L.L.C.	Delaware

HT-AVENDRA, INC.	Delaware

HT-AVENDRA, L.L.C.	Delaware

HT-BUFFALO, INC.	Delaware

HT-CHESAPEAKE COMMUNITIES, INC.	Delaware

HT-CHESAPEAKE RESORT, INC.	Delaware

HTDF, L.L.C.	Delaware

HT-FISHERMAN’S WHARF, L.L.C.	Delaware

HT-FRANCHISE INVESTMENT GROUP, LLC	Delaware

HTFW, L.L.C.	Delaware

HTG, L.L.C.	Delaware

HT-GREENVILLE, L.L.C.	Delaware

HT-HIGHLANDS, INC.	Delaware

HT-HOMESTEAD, INC.	Delaware

HT-HOTEL EQUITIES, INC.	Delaware

HT-HUNTINGTON BEACH, INC.	Delaware

HT-JERSEY PIER, INC.	Delaware

HT-JERSEY PIER, L.P.	Delaware

HT-JERSEY PIER, LLC	Delaware

HTLB, L.L.C.	Delaware

HT-LISLE, INC.	Delaware

HT-LISLE HOTEL, L.L.C.	Delaware

HT-LONG BEACH, L.L.C.	Delaware

HT-NEW ORLEANS HOTEL, L.L.C.	Delaware

HT-NEW PRINCETON, INC.	Delaware

HT-PARK 57, INC.	Delaware

HT-SANTA BARBARA MOTEL, INC.	Delaware

HT-SANTA BARBARA MOTEL PARTNERSHIP	Illinois

HTS-ASPEN, L.L.C.	Delaware

HTS-BC, INC.	Delaware

HTS-BEACH HOUSE, INC.	Delaware

HTS-CHC (SEDONA), LLC	Delaware

HTS-COCONUT POINT, INC.	Delaware

HTSF, L.L.C.	Delaware

HTS-GROUND LAKE TAHOE, INC.	Delaware

HTS-INVESTMENT, INC.	Delaware

HTS-KEY WEST INC.	Delaware

HTS-KW, INC.	Delaware

HTS-LAKE TAHOE, INC.	Delaware

HTS-LOAN SERVICING, INC.	Delaware

HTS-MAIN STREET STATION, INC.	Delaware

HTS - NS, L.L.C.	Delaware

HTS - NY, L.L.C.	Delaware

HTS-SAN ANTONIO, INC.	Delaware

HTS-SAN ANTONIO, L.L.C.	Delaware

HTS-SAN ANTONIO, L.P.	Delaware

HTS-SEDONA, INC.	Delaware

HTS-WILD OAK RANCH BEVERAGE, LLC	Texas

HTUP-LISLE HOTEL ASSOCIATES	Illinois

HT-VANCOUVER INC.	Ontario, Canada

HVC-HIGHLANDS, L.L.C.	Delaware

HYATT (BARBADOS) CORPORATION	Barbados

HYATT (JAPAN) CO., LTD.	Japan

HYATT (THAILAND) LIMITED	Thailand

HYATT ARCADE, L.L.C.	Delaware

HYATT ARUBA N.V.	Aruba

HYATT ASIA PACIFIC HOLDINGS LIMITED	Hong Kong (PRC)

HYATT AUSTRALIA HOTEL MANAGEMENT PTY LIMITED	Australia

HYATT BEACH FRONT N.V.	Aruba

HYATT BORNEO MANAGEMENT SERVICES LIMITED	Hong Kong (PRC)

HYATT BRITANNIA CORPORATION LTD.	Cayman

HYATT CC OFFICE CORP.	Delaware

HYATT CHAIN SERVICES LIMITED	Hong Kong (PRC)

HYATT CORPORATION	Delaware

HYATT CRYSTAL CITY, L.L.C.	Delaware

HYATT CURACAO, N.V.	Curacao

HYATT DISASTER RELIEF FUND	Illinois

HYATT EQUITIES (DEN), LLC	Delaware

HYATT EQUITIES, L.L.C.	Delaware

HYATT EXECUTIVES PARTNERSHIP NO. 1, L.P.	Illinois

HYATT FOREIGN EMPLOYMENT SERVICES, INC.	Delaware

HYATT FRANCHISING, L.L.C.	Delaware

HYATT FRANCHISING CANADA CORP.	Delaware

HYATT FULFILLMENT OF MARYLAND, INC.	Maryland

HYATT HOC, INC.	Delaware

HYATT HOLDINGS (UK) LIMITED	United Kingdom

HYATT HOTEL MANAGEMENT LIMITED	Hong Kong (PRC)

HYATT HOTELS CORPORATION OF KANSAS	Kansas

HYATT HOTELS CORPORATION OF MARYLAND	Maryland

HYATT HOTELS MANAGEMENT CORPORATION	Delaware

HYATT HOTELS OF CANADA, INC.	Delaware

HYATT HOTELS OF PUERTO RICO, INC.	Delaware

HYATT INDIA CONSULTANCY PRIVATE LIMITED	India

HYATT INTERNATIONAL (ASIA) LIMITED	Hong Kong (PRC)

HYATT INTERNATIONAL (EUROPE AFRICA MIDDLE EAST) LLC	Switzerland

HYATT INTERNATIONAL (FUKUOKA) CORPORATION	Delaware

HYATT INTERNATIONAL (MILAN) CO.	Delaware

HYATT INTERNATIONAL (OSAKA) CORPORATION	Delaware

HYATT INTERNATIONAL CORPORATION	Delaware

HYATT INTERNATIONAL HOLDINGS CO.	Delaware

HYATT INTERNATIONAL HOTEL MANAGEMENT (BEIJING) CO. LTD.	People’s Republic of China

HYATT INTERNATIONAL PROPERTY MANAGEMENT (BEIJING) CO. LTD.	People’s Republic of China

HYATT INTERNATIONAL SALES LIMITED	Delaware

HYATT INTERNATIONAL TECHNICAL SERVICES, INC.	Delaware

HYATT INTERNATIONAL – ASIA PACIFIC, LIMITED	Hong Kong (PRC)

HYATT INTERNATIONAL – JAPAN, LIMITED	Hong Kong (PRC)

HYATT INTERNATIONAL – LATIN AMERICA, LTD.	Cayman Islands

HYATT INTERNATIONAL – SEA, (PTE) LIMITED	Singapore

HYATT INTERNATIONAL – SOUTHWEST ASIA, LIMITED	Dubai

HYATT LACSA SERVICES, INC.	Delaware

HYATT LOUISIANA, L.L.C.	Delaware

HYATT MAINZ GMBH	Germany

HYATT MINNEAPOLIS, LLC	Delaware

HYATT MINORITY INVESTMENTS, INC.	Delaware

HYATT MSS, L.L.C.	Delaware

HYATT NORTH AMERICA MANAGEMENT SERVICES, INC.	Delaware

HYATT OF AUSTRALIA LIMITED	Hong Kong (PRC)

HYATT OF BAJA S. DE R.L. DE C.V.	Mexico

HYATT OF CHINA LIMITED	Hong Kong (PRC)

HYATT OF FRANCE S.A.R.L.	France

HYATT OF GUAM LIMITED	Hong Kong (PRC)

HYATT OF ITALY S.R.L.	Italy

HYATT OF LATIN AMERICA, S.A. DE C.V.	Mexico

HYATT OF MACAU LIMITED	Hong Kong (PRC)

HYATT OF MEXICO, S.A. DE C.V.	Mexico

HYATT OF NEW ZEALAND LIMITED	Hong Kong (PRC)

HYATT OF SINGAPORE (PTE.) LIMITED	Singapore

HYATT PARTNERSHIP INTERESTS, L.L.C.	Delaware

HYATT PLACE ANNE ARUNDEL BEVERAGE, INC.	Maryland

HYATT PLACE CANADA CORPORATION	Delaware

HYATT PLACE FRANCHISING, L.L.C.	Delaware

HYATT PLACE OF MARYLAND, INC.	Maryland

HYATT REGENCY COLOGNE GMBH	Germany

HYATT REGENCY CORPORATION PTY. LIMITED	Australia

HYATT RESIDENTIAL GROUP, INC.	Delaware

HYATT SERVICES AUSTRALIA PTY LIMITED	Australia

HYATT SERVICES CARIBBEAN, L.L.C.	Delaware

HYATT SERVICES GMBH	Germany

HYATT SERVICES INDIA PRIVATE LIMITED	India

HYATT SHARED SERVICE CENTER, L.L.C.	Delaware

HYATT SUMMERFIELD SUITES CANADA, INC.	Delaware

HYATT TECHNICAL SERVICES COMPANY LIMITED	Hong Kong (PRC)

HYATT TRINIDAD LIMITED	Trinidad and Tobago

HYATT VACATION MANAGEMENT CORPORATION	Delaware

HYATT VACATION MARKETING CORPORATION	Florida

HYATT VENTURES, INC.	Delaware

HYCANADA INC.	Alberta, Canada

HYCARD, INC.	Delaware

HYEX 57 HOTEL LLC	Delaware

HYP CORPORATION	Delaware

HYSTAR, L.L.C.	Delaware

INFORMATION SERVICES LIMITED	Hong Kong (PRC)

INTERNATIONAL RESERVATIONS LIMITED	Hong Kong (PRC)

JOINT VENTURE ITALKYR CLOSED JOINT STOCK COMPANY	Kyrgyz Republic

KSA MANAGEMENT, INC.	Kansas

KYOTO HOLDING CO.	Cayman Islands

KYOTO HOTEL HOLDING SARL	Switzerland

LHR-PARTNERS, LTD.	Kentucky

LORING PARK ASSOCIATES, LIMITED PARTNERSHIP	Minnesota

LOST PINES BEVERAGE, LLC	Texas

MARION RESERVATION CENTER, L.L.C.	Delaware

MAUI BOAT CO.	Delaware

MENDOZA INVESTMENT COMPANY LIMITED	Cayman Islands

MILAN HOTEL INVESTMENTS B.V.	Netherlands

OX PROP LLC	Delaware

PT HYATT INDONESIA	Indonesia

PARIS HOTEL COMPANY B.V.	Netherlands

PARK HYATT HOTEL GMBH	Switzerland

PARK HYATT WATER TOWER ASSOCIATES, L.L.C.	Illinois

PELICAN LANDING TIMESHARE VENTURES LIMITED PARTNERSHIP	Delaware

POLK SMITH REGENCY, LLC	Texas

PVD INVESTMENT COMPANY N.V.	Netherlands Antilles

RCG PROPERTIES, LLC	Georgia

RED SAIL SPORTS ARUBA N.V.	Aruba

REGENCY BEVERAGE COMPANY, LLC	Texas

REGENCY RIVERWALK BEVERAGE, LLC	Texas

RESERVATIONS CENTER, L.L.C.	Delaware

RIO JV PARTNERS PARTICIPACOES LTDA.	Brazil

ROSEMONT PROJECT MANAGEMENT, L.L.C.	Delaware

ROUTE 46 MANAGEMENT ASSOCIATES CORP.	Delaware

ROUTE 46 RESTAURANT CORPORATION	Delaware

ROYAL PALM RESORT, L.L.C.	Delaware

RUNWAY, L.L.C.	Texas

RUNWAY HOLDING, L.L.C.	Delaware

SAO PAULO INVESTORS LIMITED	Bahamas

SASIH	France

SDI EQUITIES INVESTOR, INC.	Nevada

SDI EQUITIES INVESTOR, L.P.	Nevada

SDI SECURITIES 11, LLC	Nevada

SDI SECURITIES 6, LLC	Nevada

SDI, INC.	Nevada

SELECT HOTELS GROUP, L.L.C.	Delaware

SEOUL MIRAMAR CORPORATION	Korea

SETTLEMENT INVESTORS INC.	Bahamas

SFMB, INC.	Delaware

SKS CORP. N.V.	Netherlands Antilles

SMC HOTELS B.V.	Netherlands

SRP INVESTORS, L.P.	Delaware

STANHOPE, L.L.C.	Delaware

SUMMERFIELD HOTEL COMPANY, L.L.C.	Kansas

SUMMERFIELD HOTEL HOLDING COMPANY, L.L.C.	Delaware

THE GREAT EASTERN HOTEL COMPANY LIMITED	England and Wales

THE GREAT EASTERN HOTEL HOLDING COMPANY LIMITED	England and Wales

TWO SEAS HOLDINGS LIMITED	Mauritius

VACATION OWNERSHIP LENDING GP, INC.	Delaware

VACATION OWNERSHIP LENDING, L.P.	Delaware

VOL GP, INC.	Delaware

VOL INVESTORS, L.P.	Delaware

WEST END RESIDENCES, L.L.C.	Delaware

WOODFIELD FINANCIAL CONSORTIUM, L.L.C.	Delaware

ZURICH ESCHERWIESE HOTEL GMBH	Switzerland

ZURICH HOTEL INVESTMENTS B.V.	Netherlands

NAMES UNDER WHICH SUBSIDIARIES DO BUSINESS

SUBSIDIARY: ARUBA BEACHFRONT RESORTS LIMITED PARTNERSHIP	Names under which such subsidiary does business:

Hyatt Regency Aruba Resort and Casino

SUBSIDIARY: BAKU HOTEL COMPANY	Names under which such subsidiary does business:

Park Hyatt Baku

Hyatt Regency Baku

Hyatt Hotels Baku

Hyatt Tower I

Hyatt International Center

SUBSIDIARY: BURVAN HOTEL ASSOCIATES	Names under which such subsidiary does business:

Hyatt Regency Vancouver

SUBSIDIARY: GRAND HYATT BERLIN GMBH	Names under which such subsidiary does business:

Grand Hyatt Berlin

SUBSIDIARY: HYATT CORPORATION	Names under which such subsidiary does business:

Hyatt Regency Phoenix

Hyatt Regency Scottsdale Resort and Spa at Gainey Ranch

Hyatt at Fisherman’s Wharf

Park Hyatt Aviara Resort

Hyatt Carmel Highlands – Overlooking Big Sur Coast

Hyatt Grand Champions Resort, Villas and Spa

Hyatt Regency Huntington Beach Resort and Spa

Hyatt Regency Irvine

Hyatt Regency La Jolla at Aventine

Hyatt Regency Long Beach

Manchester Grand Hyatt San Diego

Hotel Mar Monte, Managed by Hyatt

Hyatt Regency Mission Bay Spa and Marina – San Diego

Hyatt Regency Monterey Hotel & Spa on Del Monte Golf Course

Andaz San Diego

Hyatt Regency Newport Beach

Hyatt Regency Orange County

Hyatt Regency Sacramento

Hyatt Regency San Francisco Airport

Grand Hyatt San Francisco

Hyatt Regency San Francisco

Hyatt Regency Santa Clara

Hyatt Regency Century Plaza

Andaz West Hollywood

Hyatt Westlake Plaza in Thousand Oaks

Hyatt Regency Denver at Colorado Convention Center

Grand Hyatt Denver

Hyatt Regency Denver Tech Center

Park Hyatt Beaver Creek Resort and Spa

Hyatt Regency Greenwich

Grand Hyatt Washington

Hyatt Regency Washington on Capitol Hill

Park Hyatt Washington

Hyatt Regency Bonaventure Conference Center & Spa

Hyatt Regency Coconut Point Resort and Spa

Hyatt Regency Coral Gables

Hyatt Regency Clearwater Beach Resort and Spa

Hyatt Regency Grand Cypress

Hyatt Regency Jacksonville Riverfront

Hyatt Key West Resort and Spa

Hyatt Regency Miami

Hyatt Regency Orlando International Airport

Hyatt Regency Sarasota

Grand Hyatt Tampa Bay

Hyatt Regency Tampa

Hotel Victor

Grand Hyatt Atlanta in Buckhead

Hyatt Regency Atlanta

Hyatt Regency Savannah

Grand Hyatt Kauai Resort and Spa

Hyatt Regency Maui Resort & Spa

Hyatt Regency Waikiki Beach Resort and Spa

Hyatt Regency Chicago

The Hyatt Lodge at McDonald’s Campus

Hyatt Regency McCormick Place

Hyatt Regency O’Hare

Park Hyatt Chicago

Hyatt Regency Indianapolis

Hyatt Regency Louisville

Hyatt Regency Chesapeake Bay Golf Resort, Spa and Marina

Hyatt Regency Boston

Hyatt Regency Cambridge, Overlooking Boston

Hyatt Harborside at Boston’s Logan International Airport

Hyatt Regency Dearborn

Hyatt Regency Minneapolis

Hyatt Regency Crown Center

Hyatt Regency St. Louis at The Arch

Hyatt Regency Lake Tahoe Resort, Spa and Casino

Hyatt Regency Jersey City on the Hudson

Hyatt Morristown at Headquarters Plaza

Hyatt Regency New Brunswick

Hyatt Regency Princeton

Hyatt Regency Albuquerque

Hyatt Regency Tamaya Resort & Spa

Andaz 5th Avenue

Hyatt Regency Buffalo / Hotel and Conference Center

Hyatt Regency Long Island

Grand Hyatt New York

Hyatt Regency Rochester

Andaz Wall Street

Hyatt on Capitol Square

Hyatt Regency Cincinnati

Hyatt Regency Cleveland at The Arcade

Hyatt Regency Columbus

Hyatt Regency Philadelphia at Penn’s Landing

Hyatt Regency Pittsburgh International Airport

Hyatt at The Bellevue

Hyatt Regency Austin

Hyatt Regency Dallas

Hyatt Regency DFW

Grand Hyatt DFW

Hyatt Regency Hill Country Resort and Spa

Hyatt Regency Houston

Hyatt Regency Lost Pines Resort and Spa

Grand Hyatt San Antonio

Hyatt Regency San Antonio

Hyatt Escala Lodge at Park City

Hyatt Dulles

Hyatt Regency Crystal City at Reagan National Airport

Hyatt Fairfax at Fair Lakes

Hyatt Regency Reston

Hyatt Regency Bellevue

Hyatt at Olive 8

Grand Hyatt Seattle

SUBSIDIARY: HYATT HOTELS CORPORATION OF MARYLAND	Names under which such subsidiary does business:

Hyatt Regency Baltimore

Hyatt Regency Bethesda

SUBSIDIARY: HYATT HOTELS CORPORATION OF KANSAS	Names under which such subsidiary does business:

Hyatt Regency Wichita

SUBSIDIARY: HYATT REGENCY COLOGNE GMBH	Names under which such subsidiary does business:

Hyatt Regency Cologne

SUBSIDIARY: HYATT MAINZ GMBH	Names under which such subsidiary does business:

Hyatt Regency Mainz

SUBSIDIARY: JOINT VENTURE ITALKYR CLOSED JOINT STOCK COMPANY	Names under which such subsidiary does business:

Hyatt Regency Bishkek

SUBSIDIARY: PARK HYATT HOTEL GMBH	Names under which such subsidiary does business:

Park Hyatt Zurich

SUBSIDIARY: GRAND TORONTO VENTURE, L.P.	Names under which such subsidiary does business:

Park Hyatt Toronto

SUBSIDIARY: SASIH	Names under which such subsidiary does business:

Park Hyatt Paris - Vendome

SUBSIDIARY: SEOUL MIRAMAR CORPORATION	Names under which such subsidiary does business:

Grand Hyatt Seoul

SUBSIDIARY: THE GREAT EASTERN HOTEL COMPANY LIMITED	Names under which such subsidiary does business:

Andaz Liverpool Street

SUBSIDIARY: SELECT HOTELS GROUP, L.L.C.	Names under which such subsidiary does business:

Hyatt Place Birmingham/Inverness

Hyatt Place Phoenix/Gilbert

Hyatt Place Phoenix-North

Hyatt Place Scottsdale/Old Town

Hyatt Place Tempe/Phoenix Airport

Hyatt Place Tucson Airport

Hyatt Place Fremont/Silicon Valley

Hyatt Place Sacramento/Roseville

Hyatt Place Sacramento/Rancho Cordova

Hyatt Place Colorado Springs/Garden of the Gods

Hyatt Place Denver Airport

Hyatt Place Denver-South/Park Meadows

Hyatt Place Denver Tech Center

Hyatt Summerfield Suites Denver Tech Center

Hyatt Place Mystic

Hyatt Place Coconut Point

Hyatt Place Lakeland Center

Hyatt Summerfield Suites Miami Airport

Hyatt Place Orlando Airport - Northwest

Hyatt Place Orlando/Convention Center

Hyatt Place Orlando/Universal

Hyatt Tampa/Busch Gardens

Hyatt Place Atlanta Airport-South

Hyatt Place Atlanta/Alpharetta/Windward Parkway

Hyatt Place Atlanta/Buckhead

Hyatt Place Atlanta/Cobb Galleria

Hyatt Place Atlanta/Duluth/Gwinnett Mall

Hyatt Place Atlanta/Norcross/Peachtree

Hyatt Place Atlanta/Perimeter Center

Hyatt Place Boise/Towne Square

Hyatt Place Chicago/Hoffman Estates

Hyatt Place Chicago/Itasca

Hyatt Place Chicago/Lombard/Oak Brook

Hyatt Place Fort Wayne

Hyatt Place Indianapolis Airport

Hyatt Place Kansas City/Overland Park/Convention Center

Hyatt Place Cincinnati Airport/Florence

Hyatt Place Louisville-East

Hyatt Place Baltimore/Owings Mills

Hyatt Place Boston/Medford

Hyatt Summerfield Suites Boston/Waltham

Hyatt Place Detroit/Auburn Hills

Hyatt Place Detroit/Livonia

Hyatt Place Detroit/Utica

Hyatt Place Minneapolis/Eden Prairie

Hyatt Place Kansas City Airport

Hyatt Place Fair Lawn/Paramus

Hyatt Place Mt. Laurel

Hyatt Summerfield Suites Morristown

Hyatt Summerfield Suites Parsippany/Whippany

Hyatt Place Princeton

Hyatt Place Secaucus/Meadowlands

Hyatt Place Albuquerque Airport

Hyatt Place Charlotte/City Park

Hyatt Place Charlotte Airport/Tyvola Road

Hyatt Place Greensboro

Hyatt Place Raleigh-North

Hyatt Place Cincinnati-Northeast

Hyatt Place Cleveland/Independence

Hyatt Place Columbus/Dublin

Hyatt Place Oklahoma City Airport

Hyatt Place Pittsburgh/Cranberry

Hyatt Place Pittsburgh Airport

Hyatt Place Columbia/Harbison

Hyatt Place Memphis/Primacy Parkway

Hyatt Place Nashville/Brentwood

Hyatt Place Nashville-Northeast

Hyatt Place Nashville/Opryland

Hyatt Place Austin-North Central

Hyatt Place Dallas/Arlington

Hyatt Place Dallas-North/by the Galleria

Hyatt Place Dallas/Plano

Hyatt Place El Paso Airport

Hyatt Place Fort Worth/Cityview

Hyatt Place Fort Worth/Hurst

Hyatt Place Houston/Sugar Land

Hyatt Place San Antonio-Northwest/Medical Center

Hyatt Place San Antonio/Riverwalk

Hyatt Place Richmond/Arboretum

Hyatt Place Sterling/Dulles Airport-North

Hyatt Place Chantilly/Dulles Airport-South